                                                                   Exhibit 10.81

                         [LETTERHEAD OF GUY CARPENTER]

Placement Slip
--------------------------------------------------------------------------------
                                          File #:         8493-0009-01/2/3/4/5
                                          Effective Date: January 1, 2001


COMPANY:
--------

     SCPIE HOLDINGS, INC.,
     AND/OR SCPIE INDEMNITY COMPANY,
     AND/OR AMERICAN HEALTHCARE INDEMNITY COMPANY,
     AND/OR AMERICAN HEALTHCARE SPECIALTY COMPANY,
     AND/OR SCPIE INSURANCE SERVICES, INC.,
     AND/OR SCPIE MANAGEMENT SERVICES, INC.,
     LOS ANGELES, CALIFORNIA

TYPE:
-----

     FIRST - FIFTH EXCESS OF LOSS REINSURANCE

BUSINESS COVERED:
-----------------

     1. Physicians & Surgeons Comprehensive Professional and Business Liability, including Clinics and Clinical Laboratories.

     2. Professional and Business Liability Policies for Hospitals and Healthcare Facilities, including:

          a. Modified Claims Made Coverage Hospitals and Medical Centers (Primary & Excess);

          b. Claims Made Coverage Hospitals and Medical Centers (Primary & Excess);

          c. Excess Automobile Liability and Excess Employers Liability associated with the policy forms outlined above.

     3. Errors and Omissions Liability Policies for Managed Care Organizations, and Directors and Officers Liability Policies.
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                                          File #:         8493-0009-01/2/3/4/5
                                          Effective Date: January 1, 2001


     4. Physicians and Surgeons Comprehensive Professional Liability and Personal Umbrella Business underwritten by Brown & Brown, Inc., Tampa, Florida.

TERM:
-----

     January 1, 2001 to December 31, 2001 as respects claims made during the calendar year 2001.

     The term "claims made" as used herein shall mean (A) In respect of Claims Made Policies, claims first notified to the Company during the term of this Agreement on any inforce policy or reporting endorsement arising out of incidents subsequent to the retroactive date of said policy as the result of the rendering of or failure to render a professional service or the reporting of losses which arise from the insured premises and operations incidental to the practice of a physician, hospital or managed care organization and/or (B) In respect of Occurrence, or Modified Claims Made Policies, claims or losses first notified to the Company during the term of this Agreement.

     Retroactive date January 1, 1976, except for Extra Contractual Obligations which is January 1, 1979.

     In respect of recoveries made under Limit and Retention, Section "D" of the First, Second and Third Layers:

          The term "claims made" shall mean claims first reported to the Reinsured during the period January 1, 1986 to December 31, 1994 and first reported to Reinsurers during the term of this Agreement.

     In the event of cancellation, and at the option of the Reinsured, Reinsurers agree to run-off policies in force until natural expiration not to exceed 12 months from the expiration date hereon, subject to a Premium equal to 50% of the Actual Earned Reinsurance Premium applicable to each layer.

TERRITORY:
----------

     As per the Company's original policies, contracts, or binders.

EXCLUSIONS:
-----------

     1.   Insolvency Funds.

     2.   Nuclear Incident - Liability - Reinsurance.

     3. Assumed Reinsurance other than for Licensing, Financial Rating Purposes or Acquisition Purposes.

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                                          Page:           3 of 8
                                          File #:         8493-0009-01/2/3/4/5
                                          Effective Date: January 1, 2001

LIMIT AND RETENTION:
--------------------

     First Layer:
     ------------

     A.) $3,750,000 each and every loss in excess of $1,250,000 as respects Physicians and Surgeons Comprehensive Professional and Business Liability Policies, including clinics and clinical laboratories, Professional and Business Liability polices for Healthcare Facilities, and Errors and Omissions liability policies for Managed Care Organizations and Directors and Officers Liability Policies.

     B.) $3,000,000 each and every loss in excess of $2,000,000 each and every loss with respect to Professional and Business Liability Policies for Hospitals.

     C.) It is understood and agreed that this agreement would respond to individual losses under Physicians and Surgeons Comprehensive Professional and Business Liability Policies, including clinics and clinical laboratories, Professional and Business Liability policies for Healthcare Facilities, Errors and Omissions Liability Policies for Managed Care Organizations, and Directors and Officers Liability Policies and/or any combination thereof, in excess of $1,250,000 arising from any one incident. However, in the event any such combined loss were to include Professional and Business Liability Policies for Hospitals, then this agreement would attach in excess of $2,000,000 arising from any one incident.

     D.) $3,000,000 each and every loss in excess of $2,000,000 each and every loss covering losses which were first reported to the Company during the period January 1, 1986 to December 31, 1994 and are first reported to the Reinsurers during the term of this Agreement. The coverage provided hereunder shall be no narrower nor broader in scope than that which was provided to the Company under their Second Excess of Loss Reinsurance Agreement in force for the same period (see attached Cover Note Nos. 10710-003/86, 01-87-0021, 01-88-0021, 01-89-0021, 01-90-
          0021, 01-91-0021, 01-92-0021, 01-93-0021, 01-94-0021).

     E.) Reinsurers maximum aggregate liability, during the term of this Agreement shall be $15,000,000.

     Not withstanding the foregoing it is a condition hereto that an Annual Aggregate Deductible of $1,750,000, otherwise recoverable, shall first be deducted before any liability attaches hereon.

     Second Layer:
     -------------

     A.) $5,000,000 each and every loss in excess of $5,000,000 each and every loss.

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                                          Page:           4 of 8
                                          File #:         8493-0009-01/2/3/4/5
                                          Effective Date: January 1, 2001


LIMIT AND RETENTION (continued)
-------------------------------

     B.) $5,000,000 each and every loss in excess of $5,000,000 each and every loss covering losses which were first reported to the Company during the period January 1, 1987 to December 31, 1994 and are first reported to the Reinsurers during the term of this Agreement. The coverage provided hereunder shall be no narrower nor broader in scope than that which was provided to the Company under their Third Excess of Loss Reinsurance Agreement in force for the same period (see attached Cover Note Nos. 01-87-0022, 01-88-0022, 01-89-0022, 01-90-0022, 01-91-0022,
          01-92-0022, 01-93-0022, 01-94-0022).

     C.)  Reinstatements -    First -   Computed Pro-Rata as to amount, 50% as
                                        to Premium.

                              Second - Computed Pro-Rata as to amount, 100% as to Premium.

     Third Layer:
     ------------

     A.) $10,000,000 each and every loss in excess of $10,000,000 each and every loss.

     B.) $10,000,000 each and every loss in excess of $10,000,000 each and every loss covering losses which were first reported to the Company during the period January 1, 1992 to December 31, 1994 and are first reported to the Reinsurers during the term of this Agreement. The coverage provided hereunder shall be no narrower nor broader in scope than that which was provided to the Company under their Fourth Excess of Loss Reinsurance Agreement in force for the same period (see attached Cover Note Nos. 01-92-0599, 01-93-0599, 01-94-0599).

     C.)  Reinstatements -    First -   Computed Pro-Rata as to amount, 100% as
                                        to Premium.

                              Second - Computed Pro-Rata as to amount, 100% as to Premium.

     Fourth Layer:
     -------------

     A.) $30,000,000 each and every loss in excess of $20,000,000 each and every loss


     B.)  Reinstatement -     One in all computed Pro Rata as to amount, 100% as
                              to Premium.

     Fifth Layer:
     ------------

     $20,000,000 each and every loss in excess of $50,000,000 each and every loss.

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                                          Page:           5 of 8
                                          File #:         8493-0009-01/2/3/4/5
                                          Effective Date: January 1, 2001

WARRANTY:
---------

     1.) In respect of Physicians and Surgeons Comprehensive Professional and Business Liability Policies, including Clinics and Clinical Laboratories, the Maximum Original Policy Limit is $10,000,000 subject to inuring protection of $8,000,000 in excess of $2,000,000 with a maximum aggregate of $8,000,000 during each 12 month period, or so deemed.

     2.) In respect of Professional and Business Liability Policies for Hospitals. The Maximum Policy Limit is $50,000,000, or so deemed.

     3.) In respect of Professional and Business Liability Policies for Healthcare Facilities, the Maximum Policy Limit is $10,000,000, or so deemed.

     4.) In respect of Errors and Omissions Liability Policies for Managed Care Organizations and Directors and Officers Liability Policies, the Maximum Original Policy Limit is $5,000,000.

PREMIUM:
--------

     First Layer:
     ------------
     3.750% of G.N.E.P.I.
     Deposit - $5,800,000, payable $1,450,000 quarterly.
     Minimum - $4,640,000

     Second Layer:
     -------------
     1.314% of G.N.E.P.I.
     Deposit - $2,040,000 payable $510,000 quarterly.
     Minimum - $1,630,000

     Third Layer:
     ------------
     .920% of G.N.E.P.I.
     Deposit - $1,420,000 payable $355,000 quarterly
     Minimum - $1,136,000

     Fourth Layer:
     -------------
     .547% of G.N.E.P.I.
     Deposit - $850,000 payable $212,500 quarterly.
     Minimum - $680,000

     Fifth Layer:
     ------------
     .190% of G.N.E.P.I.
     Deposit - $295,000 payable $73,750 quarterly.
     Minimum - $236,000

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                                          Page:           6 of 8
                                          File #:         8493-0009-01/2/3/4/5
                                          Effective Date: January 1, 2001

ATTACHMENT OF LIABILITY:
------------------------

     (A) For purposes of determining the attachment of the Reinsurers liability hereunder as respects any one loss, all losses (including Discovery Period Losses) involving one or more Original Insureds, arising from the same incident, and in which First Notice of Claim or Circumstance is notified to the Company during the term of this Agreement shall be covered hereunder.

     (B) The date of a loss hereunder shall be the earliest date, within the term of this Agreement, that the Company has received First Notice of Claim or Circumstance.

ACCOUNTING:
-----------

     Premiums - Payments within 60 days of respective due date.
     Losses - Payments within 60 days of receipt of proof of loss. Outstanding losses reported individually as they occur.

GENERAL CONDITIONS:
-------------------

     Loss Adjustment Expenses to be included with the Ultimate Net Loss.
     Excess of Original Policy Limits Clause.
     80% Extra Contractual Obligations Clause.
     Ultimate Net Loss Clause including Declaratory Judgement Expenses incurred in connection with coverage questions and legal actions related to a specific claim.
     Net Retained Lines Clause.
     Notice of Loss Clause.
     Loss Funding Clause - Including IBNR (See Attached).
     Special Funding Clause.
     Confidentiality Clause.
     Commutation Clause by Mutual Agreement.
     Federal Excise Tax Clause.
     Errors and Omissions Clause.
     Insolvency Clause.
     Offset Clause - BRMA 36A
     Service of Suit Clause.
     Arbitration Clause.
     Access to Records Clause.
     Guy Carpenter & Company, Inc. Intermediary Clause.
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                                          Page:           7 of 8
                                          File #:         8493-0009-01/2/3/4/5
                                          Effective Date: January 1, 2001


INFORMATION:
------------

     2001 Premium Estimates by Line:
     -------------------------------
     Physicians SCPIE                       $ 77,300,000
     Physicians Cal. Standard AHI           $ 14,600,000
     Physicians Other than Cal. Std. AHI    $    700,000
     Physicians - Non Standard AHI          $  4,100,000
     Physicians - Non Standard AHSIC        $  2,100,000
                                            ------------
                         Subtotal:          $ 98,800,000

     Hospitals                              $  5,800,000
     Healthcare Facilities                  $  5,800,000
     Heathcare Providers                    $  1,700,000
     Umbrella                               $    580,000
     Managed Care E&O                       $    980,000
     Directors & Officers                   $  1,540,000
                                            ------------
                         Subtotal:          $ 16,400,000

     Brown & Brown
     Physicians                             $ 31,000,000
     Phys. - Dentists & Oral Surgeons       $  9,000,000
                                            ------------
                         Subtotal:          $ 40,000,000

                    Grand Total:            $155,200,000

REGULATION 98:
--------------

     Premium and loss payments made to Guy Carpenter & Company, Inc. shall be deposited in a Premium and Loss Account in accordance with Section 32.3(a)(1) of Regulation 98 of the New York Insurance Department. The parties hereto consent to withdrawals from said account in accordance with
     Section 32.3(a)(3) of the Regulation, including interest and Federal Excise Tax.

BROKERAGE:
----------

     10%
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                                          File #:         8493-0009-01/2/3/4/5
                                          Effective Date: January 1, 2001


ACCEPTED:
---------

     First Layer:     __________________________________________________________



     Second Layer:    __________________________________________________________



     Third Layer:     __________________________________________________________



     Fourth Layer:    __________________________________________________________



     Fifth Layer:     __________________________________________________________



Reinsurer:            __________________________________________________________


Reference #:          __________________________________________________________


FEIN # & NAIC #:      __________________________________________________________



Authorized Signature: __________________________________________________________


Date:                 __________________________________________________________